SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 7, 2007
COVANSYS CORPORATION
(Exact Name of Registrant as Specified in its Charter)
MICHIGAN
(State or Other Jurisdiction of Incorporation)

0-22141 (Commission File Number)	38-2606945 (I.R.S. Employee Identification Number)
32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
(Address of Principal Executive Office) (Zip Code)
(248) 488-2088
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name and Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 7, 2007, Covansys Corporation issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this current report.
Item 8.01 OTHER EVENTS
On May 7, 2007, Covansys Corporation announced that it has been advised by the staff of the Midwest Regional Office of the Securities and Exchange Commission that the staff intends to recommend to the SEC that it terminate its investigation of the company. The staff of the SEC also advised Covansys that it will recommend no enforcement action be taken against the company. A copy of the press release is attached as Exhibit 99.1 to this current report.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Covansys Corporation
Dated: May 8, 2007
By: /s/ James S. Trouba
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release Dated May 7, 2007